Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Michael S. Ariens   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ Michael S. Ariens
Michael S. Ariens
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    Richard A. Bemis   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ R. A. Bemis
Richard A. Bemis
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    Albert J. Budney, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   Robert C. Gallagher    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,  Kathryn M. Hasselblad-Pascale , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    James L. Kemerling   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

/s/ James L. Kemerling
James L. Kemerling
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    John C. Meng   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ John C. Meng
John C. Meng
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    William F. Protz, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,    Larry L. Weyers    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 2003.

(SEAL)

 /s/ Larry L. Weyers
Larry L. Weyers
Director